Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Multi-Strategy Fund

Class	A	LMUAX
Class	C	LMUCX
Class	I	LMUIX

Supplement dated July 23, 2018 to the Prospectus and Statement of Additional Information dated July 1, 2018:

The Board of Trustees (the “Board”) of LoCorr Investment Trust (the “Trust”) has determined that it would be in the best interests of the LoCorr Multi-Strategy Fund (the “Fund”) and its shareholders to liquidate the Fund effective as of the close of business on August 24, 2018 (the “Liquidation Date”).

In anticipation of the liquidation of the Fund, the Fund will be closed to new purchases effective as of the close of business on July 23, 2018. However, any distributions declared to shareholders of the Fund until the close of trading on the New York Stock Exchange (4:00 p.m., Eastern time) on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder has specifically requested that such distributions be paid in cash.  You may continue to redeem your shares of the Fund until the close of business on the Liquidation Date, as described in “How to Redeem Shares” in the Prospectus.  The contingent deferred sales charge, or “CDSC,” applicable to Class A and Class C shares of the Fund will be waived for redemptions made after July 23, 2018.  You may also exchange your shares in the Fund for the corresponding class of shares in another fund in the Trust, if available.  In preparation for liquidation, the Fund may no longer be investing according to its investment objective, and the Fund’s assets may be entirely invested in money market instruments or held in cash.

If the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Shareholder inquiries should be directed to the Fund at 1-855-523-8637.

Please retain this Supplement for future reference.